Exhibit 10.19

Certain information in this document identified by brackets has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Agreement No.: Wei Yin (BMW-Huachang) He Bu Zi [2019] No.002

Supplementary Agreement of the Auto Financing Business

Cooperation Agreement

This Supplementary Agreement is made by and between:

Party A: Shenzhen Qianhai WeBank Co., Ltd.

Domicile (Address): Block A, Building 7, Shenzhen Bay Science and Technology Ecological Park, 1819 Shahe West Road, Nanshan District, Shenzhen City, PRC.

Legal Representative (Responsible Person): Gu Min

Contact Information: [REDACTED]

and

Party B: Huachang Finance Leasing (China) Co., Ltd.

Domicile (Address): No. 208, South Side of Floor 2, Phase I, Airport Second-hand Vehicle Trading Market, 8 Middle Road, Automobile Park, Tianjin Pilot Free Trade Zone (Airport Economic Area).

Legal Representative (Responsible Person): Xu Wen

Contact Information: [REDACTED]@mljr.com

WHEREAS:

1.

Party A, Party B, Liyun Vehicle Consulting Services (Shanghai) Co., Ltd. and Tiandao Jiran (Beijing) Network Technology Co., Ltd. signed the the Agreement on Cooperation and Guarantee of Auto Financing Business (Agreement No.: Wei Yin (BMW-Huachang) Zi [2017] No.001) (hereinafter referred to as “Cooperation Agreement I”) in 2017. Party A and Party B agree to conduct business cooperation on the financing business of individual purchase of vehicles and/or vehicle-attached products (services) in accordance with the provisions of the Cooperation Agreement I;

2.

Party A and Party B signed the Auto Financing Business Cooperation Agreement (Agreement No.: Wei Yin (BMW-Huachang) He Zi [2018] No.001) (hereinafter referred to as “Cooperation Agreement II”) in 2018. Party A and Party B agree to conduct business cooperation on the financing business of individual purchase of vehicles and/or vehicle-attached products (services) in accordance with the provisions of the Cooperation Agreement II.

3.

Party A and Party B signed the Auto Financing Business Cooperation Agreement (Agreement No.: Wei Yin (BMW-Huachang) He Zi [2019] No.001) in 2019, and signed the Supplementary Agreement of the Auto Financing Business Cooperation Agreement (Agreement No.: Wei Yin (BMW-Huachang) He Bu Zi [2019] No.001) (hereinafter referred to as “Cooperation Agreement III”) in 2019. Party A and Party B agree to conduct business cooperation on the financing business of individual purchase of vehicles and/or vehicle-attached products (services) in accordance with the provisions of the Cooperation Agreement II;

4.

According to the provisions of the Cooperation Agreement I, the Cooperation Agreement II and the Cooperation Agreement III, Party A will provide loans to the Customers recommended by Party B who are eligible for loans upon approval by Party A, and sign a Vehicle Finance Loan Contract with each of such Customers (the specific name shall be subject to the actual contract name signed by the Customer, hereinafter referred to as the “Master Contract”);

5.

The Cooperation Agreement I, the Cooperation Agreement II and the Cooperation Agreement III are hereinafter referred to collectively as “Master Agreements”, including the supplementary agreements, annexes and guarantee contracts under the Master Agreements.

NOW, THEREFORE, Party A and Party B, through friendly negotiation, further clarify the Master Agreements as follows and intending to be mutually bound, enter into the following supplementary agreement.

I.	Supplementary Provisions on Products

1.

Party B shall collects the materials of the Customers and examine whether to provide financing lease funds to the Customers. At the same time, Party B shall recommend the Customers approved by it upon examination to apply to Party A for loans. After the Customers are approved by Party A upon examination, Party B shall first issue financing lease funds to the Customers, and Party A shall then release loans to the Customers to repay the Customer’s financing lease funds to Party B.

2.

Party B shall guide the Customers to repay money to Party A’s repayment account. If Party A’s system receives Party B’s instruction on customer repayment (including but not limited to customer’s current repayment, early settlement amount and settlement amount), it shall be deemed that Party B has received a corresponding application from the Customer and received a corresponding payment from the Customer, and Party B shall immediately return such payment to Party A and authorize Party A to deduct the corresponding amount from Party B’s settlement account. Party B shall not do any act that will infringe the rights of Party A or the Customer (including but not limited to delayed repayment and embezzlement of the funds of the Customer for other uses). Otherwise, Party B shall bear the losses incurred by Party A due to Party B’s above act (if any), and if Party A suffers greater losses, it shall have the right to stop releasing the loans under the Master Agreements and/or require Party B to immediately settle all/part of the loans of the Customers who fail to repay in accordance with the repayment path specified in this Paragraph 1.

From July 31, 2019, Party B shall direct the repayments of all the Customers to Party A’s repayment account, Party A will no longer receive Party B’s instructions on customer repayments, and Party B shall not carry out any acts of directing the Customers to repay to Party B’s or non-Party A’s accounts or any acts of infringing the rights of Party A or the Customers. Otherwise, Party B shall bear Party A’s losses (if any) arising from the above acts, and at the same time, Party A shall have the right to require Party B to immediately settle all/part of the loans of the Customers who fail to repay according to the repayment path specified in this Paragraph 1.

II.	Supplementary Provisions on Guarantee

1.

Party B agrees that if Party B shall perform the guarantee and compensation responsibilities according to the guarantee provisions of the Master Agreements, the performance of compensation responsibility for any Customer shall not be conditional on whether Party A announces the accelerated expiration of such Customer under the corresponding Master Contract, and Party A does not need to make any claim or bring a lawsuit against such Customer in advance, or dispose of the mortgaged vehicle or other collateral of such Customer in any form, or take any action or claim any right against any third party that bears the guarantee or compensation responsibilities under the Master Contract or the Master Agreements. At the same time, the validity of any Master Contract or any unreasonable defense raised by the Customer against Party A according to the Master Contract shall not affect Party B’s compensation liability to Party A under the Master Agreements.

2.	Party B hereby confirms and agrees that the compensation amount issued by Party A shall be the accurate data for any Customer’s compensation amount, except for obvious or significant errors.

3.

Once Party B performs its obligation to pay the compensation amount, Party A’s creditor’s rights to the Customer (hereinafter referred to as “Active Compensation Creditor’s rights”) will be transferred to Party B. Party A shall have the right to (1) whether to send a notice of transfer of creditor’s rights to the Customer, the transfer shall take effect between Party A and Party B; (2) send a notice of transfer of creditor’s rights directly to the Customer under the Active Compensation Creditor’s rights by text message, or issue a power of attorney for the notice of transfer of creditor’s rights to Party B for a single Active Compensation Creditor’s rights, authorizing Party B to notify the Customer on behalf of Party A and to directly claim compensation against the Customer; or (3) Party A shall also have the right to directly claim compensation against the Customer without issuing a notice of transfer of creditor’s rights. After receiving the repayment from the corresponding Customer under the Active Compensation Creditor’s rights, Party A shall timely transfer to Party B the balance after deducting the cost and expense of Party A’s collection (only the provisions under this Clause 7 shall apply).

4.

Party B opens a security deposit account with an account number of [REDACTED] with Party A, and shall deposit the security deposit in the security deposit account according to the provisions of the Master Agreements. Upon entering the security deposit account, the money shall be deemed to be specified and have been delivered to Party A. The pledge shall come into effect and provide guarantee for all debts under the Master Contract of any and all Customers under the Master Agreements, including but not limited to loan principal, interest, penalty interest and other related expenses. All security deposits in the security deposit account will provide pledge guarantees for all Customers’ debts and shall not be affected by the amount of security deposits accrued by Party B for any Customer. If any Customer violates the provisions of the Master Contract signed with Party A, Party A shall have the right to directly deduct the security deposits in the security deposit account based on the total amount payable by the Customer due to the default, so as to perform the pledge guarantee obligation of the security deposit assumed by Party B under the Master Agreement.

5.

The security deposits in the security deposit account shall also provide pledge guarantee for Party B and other guarantors (if any) to perform the Master Agreements and/or other compensation agreements and the compensation obligations agreed under the Master Agreements. In the event that Party B and/or other guarantors fail to perform their compensation obligations on time and in full in accordance with the Master Agreements and/or other compensation agreements and the terms agreed in the Master Agreements, Party A shall have the right to deduct directly from Party B’s security deposit account the compensation amount payable by Party B to Party A under the compensation obligations of Party B or other guarantors, so as to perform the pledge guarantee obligation of the security deposit.

6.

If Party B fails to perform the guarantee responsibility of any party and /or any Customer under the Master Agreements and/or perform the repurchase responsibility for mortgage within the stipulated time limit, or violates the provision of Paragraph 2 of Article 1 of this Agreement, Party A shall have the right not to release or return the balance in the security deposit account of Party B until the default is eliminated and/or the loans of all the Customers under the Master Agreements are settled.

7.

Provisions on Special Use of Security Deposit: the parties hereto agree that (1) once Party B fails to perform its compensation responsibility of any Customer under the Master Agreements in full and on time for 10 consecutive working days, or (2) Party A uses the security deposits in the security deposit account to repay debts, but Party B fails to make up the security deposits in full within 10 working days until the security deposits return to the level before no repayment is made (if a Borrower settles its debts or Party B makes repurchase during the making-up period, the corresponding security deposit does not need to be made up), or (3) Party B’s assets are insufficient to pay off all debts and Party B obviously lacks the ability to pay off, or (4) Party B violates the provision of Paragraph 2 of Article 1 of this Agreement, Party A shall have the right to directly deduct all the security deposits from the security deposit account. From the date of deduction (hereinafter referred to as “Date of Payment of the First Creditor’s Right Purchase Price”), the deducted security deposit will be directly taken as the advance payment of the creditor’s right purchase (hereinafter referred to as “First Creditor’s right Purchase Price”) paid by Party B to Party A, and the amount equivalent to the part of the unpaid compensation amount (if any) payable by Party B under the Master Agreements will be deemed as the purchase price of the corresponding compensation creditor’s right paid by Party B to Party A. All Creditor’s Rights Purchase Prices (including the First Creditor’s right Purchase Price) shall be handled and used according to the following provisions:

(1)

Purchase target of the First Creditor’s right Purchase Price: For the First Creditor’s right Purchase Price collected by Party A, before the Liquidation Date (inclusive), it will be used for Party B to purchase from Party A (a) any Customer’s overdue loan to Party A under the Master Contract (hereinafter referred to as “Overdue Creditor’s rights”) after the payment date of the First Creditor’s right Purchase Price; and (b) the compensation creditor’s rights meeting the compensation conditions agreed in the Master Agreements (hereinafter referred to as “Passive Compensation Creditor’s rights”; the Passive Compensation Creditor’s rights and the Overdue Creditor’s rights are collectively referred to as “Transferred Creditor’s rights”) on or after the payment date of the First Creditor’s right Purchase Price.

(2)

Newly-added creditor’s rights purchase price and purchase target: Before the Liquidation Date (inclusive), the returned money under the following paragraphs (a) and (b) shall constitute the newly-added creditor’s rights purchase price of Party B: (a) the returned money of the Customer (or third-party guarantors) under any transfer of creditor’s rights and under corresponding Master Contract or other guarantee contracts; and (b) the returned money of the corresponding Customer after the payment date of the First Creditor’s right Purchase Price under the Active Compensation Creditor’s rights. All the newly-added creditor’s rights purchase price shall be used as the purchase prices of the Overdue Creditor’s rights and/or the Transferred Creditor’s rights after the payment date of the First Creditor’s right Purchase Price, and shall continue to be held and used by Party A in accordance with the provisions of this paragraph. The First Creditor’s right Purchase Price and the newly-added creditor’s rights purchase price are collectively referred to as “Creditor’s rights Purchase Price”. For the avoidance of doubt, when calculating newly-added creditor’s rights purchase price, all costs and expenses incurred by Party A in recovering or collecting the Transferred Creditor’s rights from the Customer (or the third-party guarantor) under the Transferred Creditor’s rights shall be deducted.

(3)

Liquidation Date: The parties hereto agree that on the 30th working day three years after the payment date of the First Creditor’s right Purchase Price (hereinafter referred to as “Liquidation Date”), the parties hereto will carry out overall liquidation in accordance with this Paragraph (9). Prior to the Liquidation Date, Party A shall be only obliged to provide monthly instructions to Party B according to the conditions agreed in this Paragraph (8). At the same time, before the Liquidation Date, unless otherwise agreed by Party A in writing, Party B has no right to claim rights against Party A or the corresponding Customer or guarantors with respect to the Creditor’s rights Purchase Price and the Transferred Creditor’s rights (whether in part or in whole).

(4)

Use principle and risk of the Creditor’s rights Purchase Price: Party B understands and agrees that the Creditor’s rights Purchase Price under this Paragraph will be used by Party A in batches before the Liquidation Date as the consideration for Party B to purchase the corresponding Transferred Creditor’s rights from Party A in batches and installments. At the same time, Party B confirms that before the Liquidation Date, Party A shall have the full right to claim or waiver some rights (including but not limited to extending the loan term, reducing interest or waiving the rights to such Customers or third-party guarantors and collateral under any Master Contract or other agreements) against the Customers under the Transferred Creditor’s rights by any means approved by Party A. Party B shall fully bear the repayment risk of the corresponding Customers under the Transferred Creditor’s rights, and shall not claim any loss or compensation against Party A on the grounds of any act or omission conducted by Party A with respect to the Transferred Creditor’s rights before the Liquidation Date.

(5)

Transfer consideration for each Transferred Creditor’s rights: For any Transferred Creditor’s right, the transfer consideration paid by Party B for the Transferred Creditor’s right shall be all the principal, interest, penalty interest, other expenses (if any), etc. of the Customer under such Transferred Creditor’s right.

(6)

Party B hereby agrees that for the overdue loan of any customer under the corresponding Master Contract, whether the overdue loan belongs to the overdue loan stipulated in this Paragraph and thus needs to be transferred to Party B shall be decided by Party A at its own discretion. At the same time, for any overdue loan, Party B understands and agrees that Party A can use the Creditor’s rights Purchase Price in installments and batches according to the specific conditions of such overdue loan, that is, for any overdue loan, Party A shall have the right to use the Creditor’s rights Purchase Price paid by Party B in batches according to the normal repayment cycle of the overdue loan, transfer the overdue part of the overdue loan that is due and overdue in installments, directly announce the full accelerated expiration of the overdue loan, and transfer the fully- accelerated overdue loan to Party B as a whole.

(7)

Party B agrees that without Party A’s prior consent, Party B has no right to propose to Party A the use of any Creditor’s rights Purchase Price under this Paragraph to offset or write down its payment obligation of the compensation amount under Article 1 of the Master Agreement.

(8)

Notice of the monthly use of the Creditor’s rights Purchase Price: Party A agrees to issue to Party B a statement on the use of the Creditor’s rights Purchase Price of the previous month within 10 working days after the beginning of each month after receiving the First Creditor’s right Purchase Price, including (a) the balance of the Creditor’s rights Purchase Price at the beginning of the previous month; (b) the Creditor’s rights Purchase Price that has been used in the previous month; (c) the details of the creditor’s rights of Transferred Creditor’s rights corresponding to the Creditor’s rights Purchase Price used in the previous month; (d) the details of the repayments of the Customer or third-party guarantor under the Transferred Creditor’s rights; and (e) the amount of the newly-added creditor’s rights purchase price.

(9)	On the Liquidation Date, Party A shall carry out overall liquidation against Party B according to the following mechanism:

(a)

on the Liquidation Date, Party A shall, according to the reconciliation mechanism under this Paragraph (8), calculate the balance of unused Creditor’s rights Purchase Price (hereinafter referred to as “Fund Balance”) and the details of Transferred Creditor’s rights for which the Customer (or guarantor) under the Transferred Creditor’s rights has not paid in full as of the Liquidation Date (hereinafter referred to as “Creditor’s rights Balance);

(b)

subject to the Fund Balance and the Creditor’s rights Balance approved on the Liquidation Date, if there is the Fund Balance, Party A shall return all the Fund Balance to Party B within 5 working days after the Liquidation Date; if there is the Creditor’s rights Balance, Party A will send a notice of transfer of creditor’s rights to the Customer (or guarantor) under the Creditor’s rights Balance within 30 working days, provided that Party B shall bear the cost and expenses paid by Party A in issuing the aforesaid notice of transfer of creditor’s rights.

III.	Party B agrees to the following provisions for the cooperative business under the Master Agreements with Party A as the registered mortgagee:

1.	When requested by Party A, Party B shall submit the following materials to Party A within 30 natural days upon Party A’s request:

①	the original vehicle registration certificate;

②

to provide Party A with the GPS management account number and the account number password of the cooperative business and/or provide Party A with the GPS information of financing vehicles covering the whole period;

2.	Other work for which Party A deems Party B shall provide cooperation.

IV.	Party A and Party B agree as follows on the settlement certificates of Party B submitted by Party B to Party A under the cooperative business:

1.

Party A agrees that if Party B can prove that Party A has cancelled the mortgage registration of any financing vehicle by using Party B’s settlement certificate provided by Party B to Party A prior to the payment date of the First Creditor’s right Purchase Price, Party B shall not assume the liabilities for guarantee, compensation and repurchase with respect to the customer loan corresponding to the financing vehicle.

2.

Party A shall return to Party B all the settlement documents provided by Party B within 10 working days after all the Customers recommended by Party B to Party A have settled their loans or Party B has repurchased all such loans.

V.	Miscellaneous

1.

Party B knows and agrees that the account number of the security deposit account stipulated in Articles 3.2 and 5. 2.1 of the Cooperation Agreement I and the account number stipulated in Supplementary Agreement II of the Cooperation Agreement I regarding the deposit account 1 shall be [REDACTED] from beginning to end; the account number of the security deposit account 1 under the Cooperation Agreement II shall be [REDACTED] from beginning to end; the account number of the settlement account 2 under the Cooperation Agreement II and the Cooperation Agreement III shall be [REDACTED] from beginning to end. If the provisions of the Master Agreement on account numbers are inconsistent with the provisions of this Article V on account numbers, the provisions of this Article V shall prevail.

2.	Party B knows and agrees that Articles 8.1 and 8. 2 of the Cooperation Agreement III (Auto Financing Business Cooperation Agreement) are changed as follows:

8.1 Party A agrees to pay the service fee 1 to Party B with respect to the customer recommendation service provided by Party B to Party A for the cooperative business hereunder.

Party B knows and agrees that the service fee 1 for a single loan shall be paid to the settlement account 2 by Party A according to A% of the released amount of such loan in the month immediately next the month in which such loan is released, and A shall be implemented according to the following standards based on different products:

A	11.99%		12.99%		13.41%		14.34%		15.48%		16.41%		10.00%		10.50%		10.99%		13.99%
24 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
30 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
36 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

In case of early settlement of a single loan, Party A shall have the right to make deduction from the service fee 1 to be paid to Party B. The deduction amount shall be the amount of the service fee 1 corresponding to the number of the early settlement installments of such early settlement loan, i.e., deduction amount = (total number of installments-the number of the early settlement installments)/total number of the installments of the loan * the amount of the service fee 1. If the service fee 1 to be paid to Party B is not sufficient for deduction, Party A shall have the right to deduct from any account opened by Party B with Party A the amount which shall be deducted or require Party B to make payment.

8.2 Party A agrees to pay the service fee 2 to Party B with respect to the vehicle mortgage, mortgage release and other services and loan management services provided by Party B to Party A for the cooperative business hereunder.

Party B has known and agreed that the service fee 2 for a single loan shall be determined according to B% of the released amount of such loan and shall be paid to the settlement account 2 by Party A in the month immediately next the month in which such loan is released, and B shall be implemented according to the following standards based on different products:

B	11.99%		12.99%		13.41%		14.34%		15.48%		16.41%		10.00%		10.50%		10.99%		13.99%
24 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
30 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
36 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

In case of early settlement of a single loan, Party A shall have the right to make deduction from the service fee 2 to be paid to Party B. The deduction amount shall be the amount of the service fee 2 corresponding to the number of the early settlement installments of such early settlement loan, i.e., deduction amount = (total number of installments-the number of the early settlement installments)/total number of the installments of the loan * the amount of the service fee 2. If the service fee 2 to be paid to Party B is not sufficient for deduction, Party A shall have the right to deduct from any account opened by Party B with Party A the amount which shall be deducted or require Party B to make payment.

3.	Party B knows and agrees that Article 9. 2 of the Cooperation Agreement III (Auto Financing Business Cooperation Agreement) is changed as follows:

9.2 Party B opens the security deposit account 2 with Party A to deposit and release the security deposit according to the following provisions:

Party B shall deposit a security deposit amounting to C% of the released amount of each loan into the security deposit account 2 before the 5th of the month following the month in which the loan is released, and C shall be implemented according to the following standards based on different products:

C	11.99%		12.99%		13.41%		14.34%		15.48%		16.41%		10.00%		10.50%		10.99%		13.99%
24 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
30 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
36 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

During the duration of the loan, Party A will release the security deposit to Party B’s settlement account 2 in the month following the month in which the Customer repays the loan. The released amount shall be the paid-in interest * [D%/interest rate] per month of the loan. D shall be implemented according to the following standards based on different products:

D	11.99%		12.99%		13.41%		14.34%		15.48%		16.41%		10.00%		10.50%		10.99%		13.99%
24 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
30 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
36 Installments	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

When the loan is settled (including early settlement), Party A will release the remaining security deposit corresponding to the loan in the security deposit account 2 to Party B’s settlement account 2 in the month following the month in which the loan is settled.

Upon entering the security deposit account, the money shall be deemed to be specified and have been delivered to Party A. The pledge shall come into effect and provide guarantee for all debts of the Customer under this Agreement, including but not limited to loan principal, interest, penalty interest and other related expenses.

VI.	This Supplementary Agreement shall apply to all the cooperative businesses under the Master Agreements.

VII.

The Supplementary Agreement shall constitute an integral part of and have the same legal force as the Master Agreements. In case of any conflict between the Master Agreements and this Supplementary Agreement, this Supplementary Agreement shall prevail. For matters not covered in this Supplementary Agreement, the Master Agreements shall apply.

VIII.

This Supplementary Agreement shall take effect on the date when the legal representatives or entrusted agents of Party A and Party B affix their signatures (or seals) and the common seals/special seals for contract of Party A and Party B hereon. The term of this Supplementary Agreement is the same as that of the Master Agreements.

IX.	This Supplementary Agreement is made in four counterparts with the same legal force, with Party A and Party B holding two counterparts respectively.

(The remainder of this page is intentionally left blank)

Party A: Shenzhen Qianhai WeBank Co., Ltd.

[Seal]

Legal Representative or Authorized Agent (Signature or Seal): Gu Min

[Seal]

Signing Date: May 30, 2019

Party B: Huachang Finance Leasing (China) Co., Ltd.

[Seal]

Legal Representative or Authorized Agent (Signature or Seal): Xu Wen

[Seal]

Signing Date:

Confirmation Letter

To Shenzhen Qianhai WeBank Co., Ltd.:

I, the guarantor, know and understand the Master Agreements signed by Huachang Financing Lease (China) Co., Ltd. and Party A and the above Supplementary Agreement, and promises to perform the guarantee responsibility according to provisions of the guarantee contract (the specific contract number and name shall be subject to the actual signing) signed by me and Party A corresponding to the Master Agreements.

Confirmed by:

Liyun Vehicle Consulting Services (Shanghai) Co., Ltd.

[Seal]

Tiandao Jiran (Beijing) Network Technology Co., Ltd.

[Seal]

Date: